Dated this 31st May 2000




                                      Deed



                                     between


                              RICHARD JOHN PIROUET


                                       and


                          CLIVE AUBREY CHARLES CHAPLIN


                                       and


                              RONALD WILLIAM GREEN


                                       and


                             VICTOR ALOYSIUS HEBERT



                                       and


                                CHRISTOPHER BYRNE

THIS DEED is made the 31st day of May 2000

BETWEEN

1. RICHARD JOHN PIROUET of La Colline, Le Mont Cambrai, St. Lawrence, Jersey, (the "Retiring Trustee")

2. CLIVE AUBREY CHARLES CHAPLIN of Whiteley Chambers, Don Street, St Helier, Jersey and RONALD WILLIAM GREEN of Minden House, 6 Minden Place, St Helier, Jersey, and VICTOR ALOYSIUS HEBERT of 333 Bush Street, San Francisco, California 94104-2878, USA (the "Continuing Trustees" and, together with the Retiring Trustee, the "Trustees"); and

3. CHRISTOPHER BYRNE of Whiteley Chambers, Don Street, St Helier, Jersey (the "Additional Trustee").



SUPPLEMENTAL TO:-

1. A settlement of trust dated 16 February 1990 and made between Berkeley Govett & Company Limited and John Gerald Patrick Wheeler and Ian Walter Stanley Strang and known as the Berkeley Govett & Company Limited 1990 Employee Share Option Trust (the "Settlement").

2. A Deed dated 14 April 1992 made by John Gerald Patrick Wheeler and Ian Walter Stanley Strang resolving to change the name of the Settlement to THE GOVETT & COMPANY EMPLOYEE SHARE OPTION TRUST.

3. An Instrument dated 18 March 1994 between John Gerald Patrick Wheeler, Ian Walter Stanley Strang and Richard John Pirouet whereby John Gerald Patrick Wheeler retired as Trustee and Richard John Pirouet was appointed as a new Trustee.

4. An Instrument dated 27 September 1994 between Ian Walter Stanely Strang, Richard John Pirouet and Clive Aubrey Charles Chaplin whereby Clive Aubrey Charles Chaplin was appointed as a new Trustee.

5. An Instrument dated 3 March 1995 between Ian Walter Stanley Strang, Richard John Pirouet and Clive Aubrey Charles Chaplin whereby Ian Walter Stanley Strang retired as a trustee.

6. A Deed dated 29 December 1995 made by Richard John Pirouet and Clive Aubrey Charles Chaplin resolving to change the name of the Settlement to THE LONDON PACIFIC GROUP 1990 EMPLOYEE SHARE OPTION TRUST.

7. A Deed dated 22 August 1996 made by Richard John Pirouet, Clive Aubrey Charles Chaplin and Ronald William Green whereby Ronald William Green was appointed an Additional Trustee.

8. Amendment No.1 to the Rules of the Settlement approved and adopted by resolution of the Trustees of the Settlement on the 24th October 1995.

9. Amendment No.2 to the Rules of the Settlement approved and adopted by resolution of the Trustees of the Settlement on the 29th January 1996.

10.      A Deed dated 29th August 1998 made by and between the Trustees  whereby
         Victor   Aloysius  Hebert  was  appointed  as  a  new  Trustee  of  the
         Settlement.

11. A Deed dated 20th November 1998 between London Pacific Group Limited and the Trustees amending the Rules of the Settlement with effect from 30th November 1998.

12. A Deed dated 31st May 2000 between the Trustees amending the Rules of the Settlement with effect from 2nd June 2000.

WHEREAS:-

A. The Retiring Trustee and the Continuing Trustees are the present trustees of the Settlement.

B. Pursuant to Clause 6 of the Settlement the Retiring Trustee wishes to resign as a trustee of the settlement with effect from 1st June 2000.

C. The Retiring Trustee wishes to be discharged from the trusts of the Settlement upon being indemnified as follows.

D. By clause 6 of the Settlement the Trustees have power to appoint one or more other persons to be additional trustees thereof.

E. The Trustees are desirous of appointing an Additional Trustee to be a trustee of the Settlement and the Additional Trustee has consented to such appointment.

F. The property, at present subject to the trusts of the Settlement, is specified in the schedule hereto and it is intended that as soon as may be after the execution of this Deed the said property shall be transferred into the names of or under the control of the Continuing Trustees and the Additional Trustee.


NOW THIS DEED WITNESSETH as follows:-

1. Unless the context otherwise required words and expressions used herein and defined in the Settlement shall have the same meanings herein as are ascribed to them in the Settlement.

2. The Retiring Trustee hereby resigns the Trusteeship of the Settlement with effect from 1st June 2000.

3. The Retiring Trustee hereby retires from the trusts of the Settlement with effect from 1st June 2000 and is hereby discharged from the same.

4. In exercise of the power conferred upon them by clause 6 of the Settlement the Trustees hereby appoint the Additional Trustee to be a new Trustee of the Settlement with effect from 1st June 2000.

5.       The new Trustee hereby accepts such appointment.

6. It is hereby agreed and declared that such appointment and retirement shall take effect from 1 June 2000 and that the property now subject to the Settlement, and all rights, powers, interest and entitlements of the Retiring Trustee arising under the Settlement, shall immediately vest in the Continuing Trustees and the Additional Trustee.

7. The Continuing Trustees and the Additional Trustee hereby consent with the Retiring Trustee at all times hereafter to keep the Retiring Trustee fully and effectually indemnified and held harmless against all actions, proceedings, accounts, claims and demands (and costs and expenses in connection therewith) which may be brought or made against the Retiring Trustee whether by any Beneficiary of the Settlement, any other party interested under the Settlement or any third party, arising out of any act or omission of the Retiring Trustee in connection with the trusts of the Settlement or in any other way relating to the Settlement or to the assets comprised therein from time to time including any taxes, duties or other fiscal liabilities payable in any part of the world on, or in, respect of the assets comprising the Trust Fund and whether in respect of a period or event falling wholly or partly prior to the date hereof and whether the same shall be enforceable in law against the Retiring Trustee or not PROVIDED ALWAYS THAT:-

         i. the indemnity herein contained shall not extend to any liabilities of the Retiring Trustee arising from any fraud, wilful neglect or default or gross negligence on the party of the Retiring Trustee;

         ii. the Retiring Trustee shall only be able to enforce the indemnity herein given against the assets (or the value produced by a subsequent disposition thereof) contained in the Trust Fund at the time a claim is made hereunder.

8. The Retiring Trustee shall notify the Continuing Trustees and the Additional Trustee of any actions, proceedings, accounts, claims or demands which may be brought, or made against, the Retiring Trustee in respect of which the Retiring Trustee may be entitled to an indemnity hereunder as soon as possible after becoming aware of any such actions as aforesaid and the Retiring Trustee shall make no admission of liability of any sort nor give any undertaking, offer or promise in respect thereof, nor make any payments in respect thereof, nor enter into any correspondence or negotiations in respect thereof, nor incur any legal expenses in connection therewith without the prior written consent of the Continuing Trustees and the Additional Trustee which shall be entitled, if they so desire, to take over and conduct the defence of any such actions as aforesaid.

9. This deed shall be governed by and construed in accordance with the laws of The Island of Jersey and the parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the said Island of Jersey.

IN WITNESS whereof these presents have been executed by the parties hereto the day and year first above written.

                                  THE SCHEDULE

         12,078,381 Ordinary 5c Shares in London Pacific Group Limited.




SIGNED by the said
RICHARD JOHN PIROUET
in the presence of:-



SIGNED by the said
CLIVE AUBREY CHARLES CHAPLIN
in the presence of:-


SIGNED by the said
RONALD WILLIAM GREEN
in the presence of:-


SIGNED by the said
VICTOR ALOYSIUS HEBERT
in the presence of:-



SIGNED by the said
CHRISTOPHER BYRNE
in the presence of:-